SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 26, 2012

SOLUTIA INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	001-13255	43-1781797
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

575 Maryville Centre Drive, P.O. Box 66760, St. Louis, Missouri 63166-6760

(Address of Principal Executive Offices, including Zip Code)

(314) 674-1000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On January 26, 2012, Solutia Inc. (the “Company” or “Solutia”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Eastman Chemical Company (“Eastman”) and Eagle Merger Sub Corporation (“Merger Sub”), a wholly owned subsidiary of Eastman.

The Merger Agreement provides for the merger of Merger Sub with and into the Company, with the Company surviving as a wholly owned subsidiary of Eastman (the “Merger”), on the terms of the Merger Agreement. At the effective time of the Merger, each outstanding share of common stock, par value $0.01 per share, of the Company will be converted into the right to receive (i) $22.00 in cash, without interest, and (ii) 0.120 shares of common stock, par value $0.01 per share, of Eastman (collectively, the “Merger Consideration”). Based on the closing price of the Eastman common stock on January 26, 2012, the Merger Consideration had a value equal to $27.65 per share as of that date. Additionally, at the effective time of the Merger: (i) each outstanding option to acquire shares of Company common stock issued under any of the Company’s equity incentive plans (the “Plans”), whether or not then vested or exercised, will be cancelled and terminated in exchange for the right to receive, in cash, the amount by which the cash value of the Merger Consideration (using the five-day average trading price of Eastman’s common stock included as Merger Consideration as calculated pursuant to the Merger Agreement) exceeds such option’s exercise price; (ii) restrictions on any restricted shares of Company common stock issued under any Plan will lapse and such shares will be fully vested, and the holder thereof will be entitled to receive the Merger Consideration; (iii) each restricted stock unit issued under any Plan will be converted into a vested right to receive, in cash, the value of the Merger Consideration; and (iv) restrictions on any performance share or performance share unit award granted under any Plan (a “Performance Share”) will lapse and such Performance Share will become vested based on no greater than the performance results for the applicable performance period according to the relevant award provisions, and the holder thereof will be entitled to receive, in the case of Performance Shares in the form of restricted stock, the Merger Consideration and, in the case of Performance Shares in the form of restricted stock units, the cash value of the Merger Consideration (using the five-day average trading price of Eastman’s common stock included as Merger Consideration as calculated pursuant to the Merger Agreement).

Also at the effective time of the Merger, each warrant issued under the Warrant Agreement, dated February 28, 2008, between the Company and the warrant agent, whether or not exercisable or vested, will be converted into a warrant to acquire, upon exercise, on substantially the same terms and conditions as were applicable to such warrant immediately prior to the effective time of the Merger, the Merger Consideration.

The closing of the merger is subject to a number of conditions precedent described in the Merger Agreement, including (i) approval of the Merger by the stockholders of the Company, (ii) expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the receipt of foreign antitrust clearances, (iii) absence of any law or regulation that prohibits the consummation of the Merger, (iv) effectiveness of the registration on Form S-4 to be filed by Eastman with the Securities and Exchange Commission related to the Merger and (v) approval of the shares of Eastman common stock to be issued in the Merger for listing on the New York Stock Exchange. Each party’s obligation to close the Merger is also subject to the material accuracy of the representations and warranties of the other party in the Merger Agreement and the compliance in all material respects with covenants of the other party in the Merger Agreement and the absence of a Material Adverse Effect (as defined in the Merger Agreement) on the other party. The Merger Agreement does not include a financing condition.

The Merger Agreement includes customary representations, warranties and covenants of the parties. These covenants include, among others, the obligation of both parties to operate their respective businesses in the ordinary course until the Merger is consummated, the obligation of both parties to use reasonable best efforts to obtain governmental and regulatory approvals and take other actions to consummate the Merger, limitations on the right of the Company to solicit or engage in discussions or negotiations regarding alternative business combination transactions, and limitations on the right of the Company’s board of directors to withdraw its recommendation of the Merger.

The Merger Agreement contains termination rights of the Company and Eastman and further provides that the Company will be required to pay Eastman a termination fee of $102 million under certain specified circumstances of termination of the Merger Agreement.

The foregoing description of the Merger Agreement and the Merger does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement attached hereto as Exhibit 2.1, which is incorporated herein by reference.

The Merger Agreement has been included as an exhibit to this Current Report on Form 8-K to provide you with information regarding its terms. It is not intended to provide any other factual information about Solutia or Eastman. The Merger Agreement contains representations and warranties that the parties thereto made to each other as of a specific date. The assertions embodied in the representations and warranties in the Merger Agreement were made solely for purposes of the Merger Agreement and the transactions and agreements contemplated thereby among the respective parties thereto and may be subject to important qualifications and limitations agreed to by the parties thereto in connection with negotiating the terms thereof. Moreover, some of those representations and warranties may not be accurate or complete as of any specified date, may be subject to a contractual standard of materiality different from those generally applicable to stockholders or may have been used for the purpose of allocating risk among the parties to the Merger Agreement rather than establishing matters as facts.

Amendment to the 382 Rights Agreement

On January 26, 2012, prior to the execution of the Merger Agreement, the Company’s board of directors approved an amendment to the 382 Rights Agreement, dated as of July 27, 2009 (the “Rights Agreement”), by and between the Company and American Stock Transfer & Trust Company, LLC, as Rights Agent (the “Rights Agent”), in the form of Amendment No. 1 to the 382 Rights Agreement by and between the parties to the Rights Agreement (the “Amendment”). The Amendment has been executed by the Rights Agent and the Company as a result of the approval of the Amendment by the Company’s board of directors.

The Amendment, among other things, renders the Rights Agreement inapplicable to the Merger Agreement and the consummation of the transactions contemplated by the Merger Agreement, including the Merger. The Amendment provides that none of (i) the approval, adoption, execution, delivery or performance of the Merger Agreement, (ii) the public or other announcement or disclosure of the Merger, the Merger Agreement or any of the other transactions contemplated by the Merger Agreement or (iii) the consummation of the Merger at the effective time of the Merger will result (A) in either Eastman or Merger Sub or any of their respective affiliates or associates being deemed an Acquiring Person or Beneficial Owner or (B) in a Stock Acquisition Date, Distribution Date, Section 11(a)(ii) Event or Section 13 Event (in each case as such terms are defined in the Rights Agreement). The Amendment also provides that the Rights Agreement and the Rights established thereby will terminate in all respects immediately prior to the effective time of the Merger.

A copy of the Amendment is attached hereto as Exhibit 4.1 and is incorporated herein by reference. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment.

Item 3.03.	Material Modification to Rights of Security Holders

In connection with the approval of the Merger Agreement, the Company and the Rights Agent entered into the Amendment to the Rights Agreement, effective as of January 26, 2012. For further information on the Amendment, see the description under “Amendment to the 382 Rights Agreement” under Item 1.01 to this Current Report on Form 8-K.

Item 8.01	Other Events

The following written communication related to the Merger is being filed herewith:

•	Transcript of Eastman’s conference call with industry analysts, made available via telephone and web broadcast on January 30, 2012, attached hereto as Exhibit 99.1.

•	Form of letter from the Company to its customers of the Performance Films division mailed on January 27, 2012, attached hereto as Exhibit 99.2.

•	Form of letter from the Company to its customers of the Advanced Interlayers division mailed on January 30, 2012, attached hereto as Exhibit 99.3.

•	Form of letter from the Company to its customers of the Technical Specialties division mailed on January 30, 2012, attached hereto as Exhibit 99.4.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

2.1	Agreement and Plan of Merger, dated as of January 26, 2012, by and among Solutia Inc., Eastman Chemical Company and Eagle Merger Sub Corporation.*

4.1	Amendment No. 1 to the 382 Rights Agreement, dated as of January 26, 2012, by and between Solutia Inc. and American Stock Transfer & Trust Company, LLC, as Rights Agent.

99.1	Transcript of Eastman’s Conference Call.

99.2	Form of letter from Solutia Inc. to its customers of the Performance Films division mailed on January 27, 2012.

99.3	Form of letter from Solutia Inc. to its customers of the Advanced Interlayers division mailed on January 30, 2012.

99.4	Form of letter from Solutia Inc. to its customers of the Technical Specialties division mailed on January 30, 2012.

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Solutia will furnish the omitted schedules to the Securities and Exchange Commission upon request by the SEC.

Forward Looking Statements

This communication may contain forward-looking statements, which can be identified by the use of words such as “believes,” “expects,” “may,” “will,” “intends,” “plans,” “estimates” or “anticipates,” or other comparable terminology, or by discussions of strategy, plans or intentions. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including, without limitation, statements regarding the proposed transaction and similar transactions; prospective performance and opportunities of the companies and the outlook for the companies’ businesses; the development and delivery of new products; the anticipated timing and success in obtaining filings and approvals relating to the transaction; the expected timing of the completion of the transaction; the ability to complete the transaction considering the various closing conditions; and any assumptions underlying any of the foregoing. These statements are based on Solutia’s management’s current expectations and assumptions, including assumptions about the industries in which Solutia operates. Forward-looking statements are not guarantees of future performance and are subject to significant risks and uncertainties that may cause actual results or achievements to be materially different from the future results or achievements expressed or implied by the forward-looking statements. For example, (1) Solutia may be unable to obtain stockholder approval required for the merger; (2) the companies may be unable to obtain regulatory approvals required for the merger; (3) the conditions to the closing of the merger may not be satisfied or satisfaction of the conditions may delay or prevent the closing of the merger; (4) an unsolicited offer of another company to acquire assets or capital stock of Solutia could interfere with the merger; (5) problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected; (6) the combined company may be unable to achieve synergies or other benefits of the merger or it may take longer than expected to achieve those synergies or benefits; (7) the merger may involve unexpected costs, unexpected liabilities or unexpected delays or other adverse effects on the companies; (8) the credit ratings of the combined company or its subsidiaries may be different from what the companies expect; (9) the businesses of the companies may suffer as a result of uncertainty surrounding the merger; (10) the industry may be subject to future regulatory or legislative actions that could adversely affect the companies; and (11) the companies may be adversely affected by other economic, business, and/or competitive factors. Discussions of some of these other important factors and assumptions are described in Solutia’s most recent Annual Report on Form 10-K, including under “Risk Factors”, and Solutia’s quarterly reports on Form 10-Q and those risks and uncertainties described in Eastman’s most recent Annual Report on Form 10-K, including under “Risk Factors”, and Eastman’s quarterly reports on Form 10-Q. These reports can be accessed through the “Investors” section of Solutia’s website at www.solutia.com and the “Investor Relations” section of Eastman’s website at www.eastman.com, respectively. The Company and Eastman disclaim any intent or obligation to update or revise any forward-looking statements in response to new information, unforeseen events, changed circumstances or any other occurrence except as required by law.

Additional Information about the Merger and Where to Find It

Eastman will file with the SEC a registration statement on Form S-4 that will include a proxy statement of Solutia and a prospectus of Eastman relating to the merger. Investors and stockholders of Solutia and Eastman are urged to read the proxy statement/prospectus when it becomes available and any other relevant documents filed with the SEC because they will contain important information about the merger. These documents (and all other materials filed by Solutia or Eastman with the SEC) will be available at no charge on the SEC’s website at

www.sec.gov. The final proxy statement/prospectus will be mailed to stockholders of Solutia when it becomes available. Investors and security holders are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the merger because they will contain important information about the merger and the parties to the merger.

Participants in the Merger Solicitation

Solutia, Eastman and certain of their directors, executive officers and certain other employees may be deemed to be participants in the solicitation of proxies of Solutia’s stockholders in connection with the merger. Information regarding Eastman’s directors and executive officers is available in Eastman’s proxy statement filed with the SEC on March 24, 2011 in connection with its 2011 annual meeting of stockholders, and information regarding Solutia’s directors and executive officers is available in Solutia’s proxy statement filed with the SEC on March 4, 2011 in connection with its 2011 annual meeting of stockholders. Additional information about the interests of potential participants will be included in the proxy statement and other relevant materials which may be filed with the SEC in connection with the merger when and if they become available.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy securities, no shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on January 30, 2012.

SOLUTIA INC.

/s/ Paul J. Berra, III
Date: January 30, 2012	By:	Paul J. Berra, III
	Its:	Senior Vice President, Legal and Governmental Affairs and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of January 26, 2012, by and among Solutia Inc., Eastman Chemical Company and Eagle Merger Sub Corporation.*

4.1	Amendment No. 1 to the 382 Rights Agreement dated January 26, 2012, by and between Solutia Inc. and American Stock Transfer & Trust Company, LLC, as Rights Agent.

99.1	Transcript of Eastman’s Conference Call.

99.2	Form of letter from Solutia Inc. to its customers of the Performance Films division mailed on January 27, 2012.

99.3	Form of letter from Solutia Inc. to its customers of the Advanced Interlayers division mailed on January 30, 2012.

99.4	Form of letter from Solutia Inc. to its customers of the Technical Specialties division mailed on January 30, 2012.

*	Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Solutia will furnish the omitted schedules to the Securities and Exchange Commission upon request by the SEC.